Principal Life Insurance Company Separate Account B
Supplement dated December 1, 2022
to the Statutory Prospectus dated May 1, 2022 for
Principal® Lifetime Income Solutions II Variable Annuity
(as previously supplemented)

This supplement updates information contained in the Statutory Prospectus for the variable annuity contract referenced above. Please retain this supplement for future reference.

10. BENEFITS AVAILABLE UNDER THE CONTRACT
In the Guaranteed Minimum Withdrawal Benefit (“GMWB”) Riders section, under Transfers Between GMWB Investment Options, delete both paragraphs and replace with the following:
You may transfer 100% of your Separate Account division value from your current GMWB investment option(s) to one or more of the GMWB investment options available at the time of the transfer. If you transfer from a discontinued GMWB investment option, you will not be able to transfer back to that GMWB investment option.*** You may make a transfer by providing us notice (we will effect the transfer at the price next determined after we receive your notice in good order).
If your Separate Account division value is invested in a GMWB investment option that is no longer available with the rider but is still available under the Contract, you may continue to maintain that investment and allocate new premium payments to it. If the discontinued GMWB investment option involves more than one Separate Account division, we will rebalance your Separate Account division value each calendar quarter. You may not transfer your Separate Account division value to any other discontinued GMWB investment option.*** You may transfer your Separate Account division value to another GMWB investment option that is available at the time of transfer, in which case the discontinued GMWB investment option will no longer be available to you.***
***NOTE: If your Contract was issued in the State of New York, had an application signature date on or before June 30, 2022, and your Contract includes the Flexible Income Protector Plus Rider, the following GMWB investment options remain available to you:
•Principal VCF Diversified Balanced Account – Class 2;
•Principal VCF Diversified Balanced Managed Volatility Account – Class 2;
•Principal VCF Diversified Growth Account – Class 2; and
•Principal VCF Diversified Growth Managed Volatility Account – Class 2.